UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
_____________________________________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 16, 2024
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D-Wave Quantum Inc.
(Exact Name of Registrant as Specified in Its Charter)
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Delaware	001-41468	88-1068854
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
2650 East Bayshore Road
Palo Alto, California
94303
(Address of principal executive offices)
(604) 630-1428
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
_____________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	QBTS	New York Stock Exchange
Warrants, each whole warrant exercisable for 1.4541326 shares of common stock at an exercise price of $11.50	QBTS.WT	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 1.01	Entry into a Material Definitive Agreement.

On April 16, 2024, D-Wave Quantum Inc. (the “Company”) entered into the Sixth Amendment to Loan and Security Agreement (the “Amendment”) with PSPIB Unitas Investments II Inc. (“PSPIB”) amending certain provisions to the Loan and Security Agreement dated as of April 13, 2023, by and among the Company and its subsidiaries and PSPIB, as amended (the “Term Loan”).

The Amendment provides for an additional period for which no prepayment of the advances under the Term Loan is required with respect to aggregate gross proceeds of up to $30 million received by the Company pursuant to the share issuances under the ELOC or the Universal Shelf (as defined in the Term Loan) between April 16, 2024 and September 30, 2024 (the "Second Prepayment Exemption"). Additionally, the Amendment allows for an additional prepayment premium exemption with respect to aggregate gross proceeds up to $20 million received by the Company pursuant to the ELOC or the Universal Shelf subsequently to the receipt of aggregate gross proceeds of $30 million under the Second Prepayment Exemption. Under such additional prepayment premium exemption, the additional premium included in the Prepayment Premium (as defined in the Term Loan) and equal to 10% of the amount then prepaid to PSPIB for any mandatory prepayment pursuant to Section 2.3(a)(ii) under the ELOC will not be applicable.

The above description of the material terms of the Amendment is qualified in its entirety by the Amendment attached as Exhibit 10.1 to this Current Report on Form 8-K, which is incorporated by reference into this Current Report on Form 8-K.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above under Item 1.01 is hereby incorporated by reference into this Item 2.03.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Amended Chief Financial Officer Employment Agreement
On April 19, 2024, D-Wave Commercial Inc. (“D-Wave Commercial”), a wholly-owned subsidiary of the Company, entered into an amendment (the “CFO Amendment”) to the Full-Time Employment Agreement, dated as of August 20, 2021, with its Chief Financial Officer, John Markovich (as amended, the “CFO Employment Agreement”), to reflect updates to Mr. Markovich’s compensation arrangements as approved by the Company’s Compensation Committee of the Board (the "Compensation Committee").
Pursuant to the CFO Amendment, the Company has increased Mr. Markovich’s annual base salary to $440,000 per annum, effective as of April 1, 2024, which base salary may be increased from time to time, as approved by the Compensation Committee. Additionally, as previously reported on a Form 4 filed with the SEC on March 29, 2024, the CFO Amendment included a grant of 150,000 restricted stock units ("RSUs") awarded by the Board pursuant to the Company's annual equity refresh program and approved under the 2022 Equity Incentive Plan.
Except as disclosed in this Current Report on Form 8-K, the terms and conditions of the CFO Employment Agreement remain unchanged.
Amended General Counsel Employment Agreement

On April 17, 2024, D-Wave Commercial entered into an amendment (the “GC Amendment”) to the Full-Time Employment Agreement, dated as of March 4, 2022, with its General Counsel, Diane Nguyen (as amended, the “GC Employment Agreement”), to reflect updates to Ms. Nguyen's compensation arrangements as approved by the Compensation Committee.

Pursuant to the GC Amendment, the Company has increased Ms. Nguyen's annual base salary to $330,000 per annum, effective as of April 1, 2024, which base salary may be increased from time to time, as approved by the Compensation Committee. Additionally, as previously reported on a Form 4 filed with the SEC on March 29, 2024, the GC Amendment included the following awards approved by the Board under the 2022 Equity Incentive Plan: (i) a grant of 80,000 RSUs pursuant to the Company's annual equity refresh program, (ii) a promotional award of 100,000 RSUs in consideration for Ms. Nguyen's promotion to General Counsel on May 1, 2023 and (iii) a promotional award of 100,000 stock options in consideration for Ms. Nguyen's promotion to General Counsel on May 1, 2023.

Except as disclosed in this Current Report on Form 8-K, the terms and conditions of the GC Employment Agreement remain unchanged.

The foregoing descriptions of the CFO Amendment and the GC Amendment do not purport to be complete and are qualified in their entirety by reference to the complete text of the CFO Amendment and the GC Amendment attached as Exhibits 10.2 and 10.3, respectively, to this Current Report on Form 8-K, which are incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1	Sixth Amendment to Loan and Security Agreement, dated as of April 16, 2024, by and between PSPIB Unitas Investments II Inc. and D-Wave Quantum Inc.

10.2†#	Amendment to the Full-Time Employment Agreement, dated as of August 20, 2021, between D-Wave Commercial Inc. and John Markovich, dated April 19, 2024.

10.3†#	Amendment to the Full-Time Employment Agreement, dated as of March 4, 2022, between D-Wave Commercial Inc. and Diane Nguyen, dated April 17, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

†	Certain portions of this exhibit (indicated by “[*****]”) have been redacted pursuant to Regulation S-K, Item 601(a)(6).
#	Indicates management contract or compensatory plan or arrangement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

D-Wave Quantum Inc.

Dated: April 19, 2024	By:	/s/ Alan Baratz
	Name:	Alan Baratz
	Title:	President & Chief Executive Officer